Hvide Marine Incorporated

                         Indemnification Agreement

         This Indemnification Agreement, dated as of October 30 , 1998, is entered into by and between Hvide Marine Incorporated, a Florida corporation (the "Corporation"), and Hans J. Hvide (the "Indemnitee").

                                                W I T N E S S E T H:

         WHEREAS, the Corporation and the Indemnitee have been contacted in connection with a potential proceeding (the "Proceeding");

         WHEREAS, the Indemnitee believes that the indemnity provisions of the Corporation's Articles of Incorporation might not themselves provide sufficient protection against personal liability, if any, that may arise out of the Proceeding as a result of his service on behalf of the Corporation;

         WHEREAS, the Corporation desires to hold harmless and indemnify the Indemnitee and to make arrangements by which the Indemnitee may be advanced or reimbursed expenses incurred by him in connection with the Proceeding, all to the fullest extent permitted by the Florida Business Corporation Act and other applicable law;

         NOW, THEREFORE, for and in consideration of the premises and agreements contained herein, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Corporation and the Indemnitee agree as follows:

         Section 1.  Mandatory  Indemnification.  Subject to the  provisions  of
Section 3, the Corporation shall indemnify and hold harmless the Indemnitee from and against any and all claims, damages, expenses (including attorneys' fees), judgments, penalties, fines (including excise taxes assessed with respect to employee benefit plans), settlements, and all other liabilities incurred or paid by him in connection with the Proceeding, defense, prosecution, settlement and/or appeal of the Proceeding or any action, suit or proceeding arising out of the Proceeding, whether civil, criminal, administrative or investigative, and to which the Indemnitee was or is a party, or is threatened to be made a party, by reason of the fact that the Indemnitee is or was an officer, director or employee of the Corporation or is or was serving at the request of the Corporation as an officer, director, partner, trustee, employee, adviser or agent of another corporation, partnership, limited liability company, joint venture, trust, employee benefit plan or other enterprise, or by reason of anything done or not done by the Indemnitee in any such capacity or capacities, provided that the Indemnitee shall, with respect to the conduct subject to the cause of action, have acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation and (i) with respect to any action by or in the right of the Corporation, the Indemnitee's conduct shall not have been adjudged to have been material to the cause of action adjudicated and to have constituted willful misconduct or conscious disregard for the best interests of the Corporation and (ii) with

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 respect to any criminal action or proceeding,  the Indemnitee shall have had no reasonable cause to believe his conduct was unlawful.

         Section 2. Indemnification of Expenses Incurred While Testifying. The Corporation shall indemnify the Indemnitee against reasonable expenses, including attorneys' fees, incurred or paid by the Indemnitee as a result of providing testimony in any proceeding arising out of the Proceeding, whether civil, criminal, administrative or investigative, including any action or suit by or in the right of the Corporation, by reason of the fact that the Indemnitee is or was a director, officer or employee of the Corporation, or is or was serving at the request of the Corporation as an officer, director, partner, trustee, employee, adviser or agent of another corporation, partnership, limited liability company, joint venture, trust, employee benefit plan or other enterprise.

         Section 3. Authorization of Indemnification. (a) Any indemnification under Section 1, unless pursuant to a determination by a court, shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification or reimbursement of the Indemnitee is proper in the circumstances because the Indemnitee has met the applicable standards of conduct set forth in Section 1 and that the amount thereof is reasonable (the "Determination") made:

                  (i) by the Corporation's Board of Directors (the "Board") by majority vote or consent of a quorum consisting of directors who are not, at the time of the Determination, named parties to the proceeding that is the subject of the Determination ("Disinterested Directors");

                  (ii) by majority vote or consent of a committee duly designated by the Board (in which designation directors who are not Disinterested Directors may participate) consisting solely of two or more Disinterested Directors;

                  (iii) by independent legal counsel selected by the Board pursuant to a majority vote as described in subparagraph (i), by the committee described in subparagraph (ii), or, if the quorum contemplated by subparagraph (i) cannot be obtained and the committee cannot be designated, by a majority vote of the full Board in which directors who are not Disinterested Directors may participate; or

                  (iv) by the Corporation's shareholders by a vote or consent of a majority of a quorum consisting of shareholders who are not, at the time of the Determination, parties to the proceeding subject to the Determination or, if no such quorum is obtainable, by a majority vote of shareholders who are not parties to such proceeding.

         (b) The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent shall not, of itself, create a presumption that the Indemnitee did not act in good faith and in a manner that he reasonably believed to be in or not opposed to the best interests of the

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Corporation  or,  with  respect  to  any  criminal  action  or  proceeding,  had reasonable cause to believe that his conduct was unlawful.

         (c) The Indemnitee's conduct with respect to an employee benefit plan for a purpose he reasonably believed to be in the interests of the participants in and beneficiaries of the plan shall be deemed to be conduct that the Indemnitee reasonably believed to be in or not opposed to the best interests of the Corporation.

         (d) For purposes of any Determination hereunder, the Indemnitee shall be deemed to have acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, or, with respect to any criminal action or proceeding, to have had no reasonable cause to believe his conduct was unlawful, if his action is based upon (i) the records or books of account of the Corporation or another enterprise, including financial statements, (ii) information supplied to him by the officers of the Corporation or another enterprise in the course of their duties, (iii) the advice of legal counsel for the Corporation or another enterprise, or (iv) information or records given or reports made to the Corporation or another enterprise by an independent certified public accountant or by an appraiser or other expert selected with reasonable care by the Corporation or another enterprise. The term "another enterprise" as used in this paragraph shall mean any other corporation or any partnership, limited liability company, joint venture, trust, employee benefit plan or other enterprise of which the Indemnitee is or was serving at the request of the Corporation as an officer, director, partner, trustee, employee, adviser or agent. The provisions of this paragraph shall not be deemed to be exclusive or to limit the circumstances in which the Indemnitee may be deemed to have met the applicable standard of conduct set forth in Section 1.

         (e) Notwithstanding any other provision of this Agreement, to the extent that the Indemnitee has been successful on the merits or otherwise in defense of any action, suit or proceeding described in Section 1, or in defense of any claim, issue or matter referred to therein, he shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the Proceeding, defense, settlement or appeal thereof. For purposes of this paragraph, the term "successful on the merits or otherwise" shall include (i) any termination, withdrawal, or dismissal (with or without prejudice) of any claim, action, suit or proceeding against the Indemnitee without any express finding of liability or guilt against him, (ii) the expiration of 120 days after the making of any claim or threat of an action, suit or proceeding without the institution of the same and without any promise or payment made to induce a settlement, and (iii) the settlement of any action, suit or proceeding described in Section 1 pursuant to which the Indemnitee pays less than $25,000.

         (f) If the Indemnitee is entitled under any provision of this Agreement to indemnification or reimbursement by the Corporation for only a portion of the claims, damages, expenses, judgments, penalties, fines or amounts paid in settlement by the Indemnitee in connection with the Proceeding, defense, settlement or appeal of, or testimony provided with respect to, any action specified in Sections 1 or 2, the Corporation shall indemnify or reimburse the Indemnitee for the portion thereof to which

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the Indemnitee is entitled.  The party or parties making the Determination shall determine the portion (if less than all) of such claims, damages, expenses, judgments, penalties, fines or amounts paid in settlement for which the Indemnitee is entitled to indemnification or reimbursement under this Agreement.

     Section 4. Procedures for Making Determination. (a) All costs of making the Determination required by Section 3 shall be borne by the Corporation.

         (b)  The   Corporation   shall  use  its  best   efforts  to  make  the
Determination contemplated by Section 3 promptly and in any event:

                  (i) if the Determination is to be made by the Board or a committee thereof or by independent legal counsel, not later than 30 days after delivery of a written request therefor to the Corporation by the Indemnitee;

                  (ii) if the Determination is to be made by the shareholders of the Corporation, not later than 120 days after delivery of such request.

The failure to make a Determination, either favorable or adverse, within such time period shall constitute a Determination approving full indemnification or reimbursement of the Indemnitee except, in the case of an action by or in the right of the Corporation, to the extent that such indemnification or reimbursement is inconsistent with an adjudication that the Indemnitee's conduct was material to the cause of action adjudicated and constituted willful misconduct or conscious disregard for the best interests of the Corporation.

         (c) Immediately following a Determination that the Indemnitee is entitled to indemnification or reimbursement, or the passage of time prescribed in paragraph (b) for making such Determination, the Corporation shall pay to the Indemnitee in cash the amount to which the Indemnitee is entitled to be indemnified or reimbursed without further authorization or action by the Board; provided, however, that such payment shall be made only to the extent that the expenses for which indemnification or reimbursement is sought have been incurred by the Indemnitee.

         (d) If the Determination is to be made by independent legal counsel, such counsel shall, at the option of the Indemnitee, be selected by the Indemnitee with the approval of the Board, which approval shall not be unreasonably withheld and which shall be deemed a selection by the Board within the meaning of clause (iii) of paragraph (a) of Section 3.

         (e) In the event of a Determination that the Indemnitee did not meet the applicable standards of conduct set forth in Section 1 or that the amount for which indemnification or reimbursement is sought is not reasonable, the Corporation shall, upon the written request of the Indemnitee, cause a new Determination to be made by the Corporation's shareholders at the next regular or special meeting of shareholders.

         (f) If at any time a majority of the Board is not comprised of persons who are members of the Board at the date of this Agreement or who were nominated to serve on

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the Board by a majority of such members  ("Continuing  Directors"),  or there is otherwise a change in control of the Corporation, the Corporation shall, upon the request of the Indemnitee, cause the Determination required by Section 3 to be made by independent legal counsel or by a majority vote or consent of a committee of the Board consisting solely of Continuing Directors.

         (g) The Corporation shall afford to the Indemnitee and his representatives full opportunity to present evidence of the facts upon which the Indemnitee relies for indemnification or reimbursement, together with other information relating to any requested Determination. The Corporation shall also afford the Indemnitee the reasonable opportunity to include such evidence and information in any proxy statement of the Corporation relating to a Determination by the shareholders of the Corporation.

         Section 5. Exclusion from Right to Indemnification. Notwithstanding any other provision of this Agreement, no indemnification or reimbursement shall be made by the Corporation with respect to any claim against the Indemnitee under
Section 16(b) of the Securities Exchange Act of 1934, as amended, or any claim as to which indemnification is held to be unlawful or against public policy.

         Section 6. Advance of Expenses. (a) Expenses, including attorneys' fees, incurred by the Indemnitee in investigating, defending, settling, or appealing, or providing testimony in, any action, suit or proceeding described in Sections 1 or 2 (including, without limitation, a suit or proceeding seeking to require the Corporation to advance expenses to the Indemnitee pursuant to this Agreement) shall be paid by the Corporation in advance of the final disposition of such action, suit or proceeding. The Corporation shall promptly pay the amount of such expenses to the Indemnitee, in no event later than 10 days following the Indemnitee's delivery to the Corporation of a written request for an advance, together with a reasonable accounting of such expenses.

         (b) The Indemnitee hereby undertakes and agrees to repay to the Corporation any advances made pursuant to this Section if and to the extent that it shall ultimately be determined that the Indemnitee is not entitled to be indemnified by the Corporation for such amounts.

         Section 7. Nondisclosure of Payments. Except as expressly required by the federal securities or other applicable laws, neither party shall disclose any payments under this Agreement without the prior approval of the other. Any payments to the Indemnitee required to be disclosed shall, unless otherwise required by law, be described only in proxy or information statements relating to special and/or annual meetings of the Corporation's shareholders, and the Corporation shall afford the Indemnitee the reasonable opportunity to review all such disclosures and, if requested, to explain in such statement any mitigating circumstances regarding the events reported.

     Section 8. Miscellaneous. (a) All notices and other communications pertaining to this Agreement shall be in writing and shall be deemed to have been duly given upon the receipt thereof. Such notices shall be delivered by hand or facsimile transmission, or

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mailed,  certified or registered mail with postage prepaid, or sent by overnight courier or delivery service, to the Indemnitee at the address set forth following the Indemnitee's signature hereto and to the Corporation at:

         2200 Eller Drive
         P.O. Box 13038
         Ft. Lauderdale, FL 33316
         Attention: General Counsel
         Facsimile: (954) 527-1772

or to such other address as shall be furnished to the other party in writing.

         (b) This Agreement constitutes the entire understanding of the parties and supersedes all prior understandings, whether written or oral, between the parties with respect to the subject matter of this Agreement.

         (c) The rights of indemnification and reimbursement provided in this Agreement shall be in addition to any rights to which the Indemnitee may otherwise be entitled under the Corporation's Articles of Incorporation or By-laws or any statute, agreement, vote of shareholders, or otherwise.

         (d) In case any provision of this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby and such provision shall be ineffective only to the extent of such invalidity, illegality or unenforceability. The parties shall endeavor in good faith to replace the invalid, illegal or unenforceable provision with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provision.

         (e) The Corporation shall cooperate in good faith with the Indemnitee and use its best efforts to ensure that the Indemnitee is indemnified or reimbursed for liabilities described herein to the fullest extent permitted by law.

         (f) This Agreement shall be governed by and construed under the laws of the State of Florida regardless of laws that might otherwise govern under applicable principles of conflict of laws.

         (g) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement in writing between the parties hereto.

         (h) The obligations of the Corporation to the Indemnitee hereunder shall survive and continue as to the Indemnitee although the Indemnitee may cease to be a director or officer of the Corporation. Each and all of the covenants, terms and provisions of this Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Corporation and, upon the death or incapacity of the Indemnitee, to the benefit of his estate, heirs, executors, administrators and personal representatives.

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


         (i) The provisions of this Agreement shall apply to claims, actions, suits and proceedings whether now pending or hereafter commenced and shall be retroactive to apply to acts or omissions that have occurred prior to the execution of this Agreement.

         IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the date first above written.


                                                     HVIDE MARINE INCORPORATED


                                                     By:


                                                     INDEMNITEE:


                                                     Name: Hans J. Hvide
                                                     Address:

                                   Facsimile:


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